                                                                   EXHIBIT 10.18


                           STOCK PURCHASE AGREEMENT
                           ------------------------


     AGREEMENT dated as of March 16, 1999 by and among Dast Corporation, d.b.a. Microcom Technologies, a New York corporation (the "Company") and Seacoast
                                                    -------
Capital Partners Limited Partnership, a Delaware limited partnership (hereinafter referred to as either "Seacoast" or the "Purchaser") and Daniel
                                    --------          ---------
Nissanoff (the "Founder")
                -------

                                 Introduction
                                 ------------


     The Purchaser wishes to purchase an aggregate of (i) 24,490 shares of the Company's preferred stock, $0.1 par value per share (the "Preferred Shares"), and the Company wishes to sell the Preferred Shares to the Purchaser. The Founder, as director, officer and principal stockholder of the Company, wishes to induce the Purchaser to purchase the Preferred Shares and to cause the Company to sell the Preferred Shares to the Purchaser.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                   ARTICLE I
                 PURCHASE AND SALE OF SENIOR PREFERRED SHARES;
                   PURCHASE PRICE; CLOSING; PRIOR AGREEMENTS


     Section 1.01. Purchase and Sale of Preferred Shares.  In reliance upon the
     ------------  -------------------------------------
representations and warranties contained herein, and subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser, and Purchaser agrees to purchase from the Company, the number of Preferred Shares indicated next to Purchaser's name on Schedule 1.01 hereto.

     Section 1.02  Purchase Price. The aggregate purchase price for the
     ------------  --------------
Preferred Shares shall be $3,000.000 (the "Purchase Price") which shall be an
                                           --------------
amount equal to the principal owed and outstanding as of the date first set forth above on that certain Senior Subordinated Note, dated July 30, 1997, in the original principal amount of $3,000.000, executed by the Company in favor of Purchaser (the "Note"). The Purchase Price to be paid by Purchaser shall be payable at the Closing (as hereinafter defined) by transferring the Note to the Company marked "paid in full": provided that the Company has paid all accrued
                               -------- ----
interest and all accrued fees and expenses (including fees and expenses incurred in connection with the pay off of the Note) owing on and in connection with the Note to the Purchaser such that the only amount which remains owing on the Note at the Closing is principal.

     Section 1.03. Closing. The purchase price and sale of the Preferred Shares
     ------------  -------
shall take place at a closing (the "Closing") to be held at the offices of Choate, Hall & Stewart, Exchange Place, Boston, Massachusetts, or such other place as is agreed to by the parties, on March 16, 1999, or if the conditions to Closing specified herein are not then satisfied or waived such date which is five (5) business days after the satisfaction or waiver of such conditions (the "Closing Date").
                 ------------

     Section 1.04. Prior Agreements. In connection herewith, (i) Purchaser will
     ------------  ----------------
exercise its Warrant dated July 30, 1997 (the "Warrant") for 50,000 shares of common stock (which represents the total number of shares, as adjusted, subject to the Warrant Purchase Agreement dated July 30, 1997, by and among the Company, Daniel Nissanoff, Stacy Jargowsky Nissanoff and Purchaser (the "Warrant Purchase Agreement")), (ii) each party signing below hereby agrees that each pre-existing contractual agreement (specifically excluding this Agreement and any other agreement executed in conjunction herewith or in conjunction with the transactions contemplated hereby) between the Company (and/or the Company's affiliate[s]) and the Purchaser listed on Schedule 1.04, attached hereto and
                                          -------------
incorporated herein, shall be terminated upon the Closing and (iii) termination statements for each UCC-1 Financing Statement filed by the Purchaser in connection with the Note shall be provided to the Company within fifteen (15) business days of the Closing Date.


                                  ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser that the information set forth in this Article II is true and correct as of the date hereof and will be true and correct as of the Closing.

     Section 2.01. Organization and Standing. The Company is a corporation
     ------------  -------------------------
duly organized, validly existing and in good standing under the laws of the State of New York. The Company has all necessary corporate power and authority to own its properties and to carry on its business as currently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in the States of New Jersey and Massachusetts, and is not required to be qualified to do business as a foreign corporation in any other jurisdiction where the failure to qualify would have a material adverse effect on the Company.

     Section 2.02. Subsidiaries. Schedule 2.02 sets forth a list of each
     ------------  ------------  -------------
Subsidiary (as hereinafter defined). Each subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of incorporation of such Subsidiary, as set forth on Schedule 2.02. Each Subsidiary
                                                  -------------
has all necessary corporate power and authority to own its properties and to carry on its business as currently conducted and as proposed to be conducted. Except as set forth on Schedule 2.02, the Company has no Subsidiaries, holds no
                       -------------
securities of any other entity, is not a party to any joint venture or partnership and has made no investment in any third party. As used herein, "Subsidiary" means any corporation or other entity a majority of the voting
 ----------
securities or economic interest of which is held by the Company or any Subsidiary.

     Section 2.03. Charter and By-Laws. The copies of the Certificate of
     ------------  -------------------
Incorporation and the By-Laws of the Company furnished to the Purchaser are true and correct in all respects. As of the Closing, the Company will amend its Certificate of Incorporation, as amended from time to time, the "Certificate of Incorporation," in the form attached as Schedule
              ----------------------------                           --------
2.03 hereto. The Class A Shares shall have the rights, preferences, privileges
----
and restrictions set forth in such amendment.

     Section 2.04. Validity and Enforceability. This Agreement is, and each of
     ------------  ---------------------------
the other agreements and instruments of the Company and the Founder contemplated hereby will be the valid and binding obligations of the Company and the Founder, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited to bankruptcy and other laws of general application relating to creditor's rights or general principals of equity.

Section 2.05.  Capital Stock.
------------   -------------

               (a) As of the Closing, the authorized capital stock of the Company consists of (x) 106,122 shares of preferred stock, $.01 par value per share, all of which shall be issued and outstanding and (y) 1,500,000 shares of common stock (the "Common Stock") of which 408,163 will be issued and
                   ------------
outstanding or reserved for future issuance upon the exercise of outstanding stock options and the conversion of the Preferred Shares.

               (b)  Schedule 2.05(b) hereto sets forth a complete and accurate
                    ----------------
list of all holders of the Company's outstanding capital stock, and all options, warrants, convertible securities and other rights which may afford any person or entity the right to acquire shares of any class of capital stock of the Company, including, without limitation, any capital stock, option, warrant, convertible security or other security or right which the Founder of the company has a current intention to issue or sell, in each case prior to and immediately after the Closing.

               (c)  Schedule 2.05(c) hereto also sets forth the authorized
                    ----------------
capital stock of each Subsidiary, the number of shares of each class outstanding and the record and beneficial holder thereof. No Subsidiary has issued or granted any option, warrant, convertible security or other right or agreement which affords any person or entity the right to purchase or otherwise acquire any shares of its capital stock.

               (d) Neither the Company nor any Subsidiary is subject to any obligations (contingent or otherwise) to purchase or otherwise acquire or retire any of its equity securities (other than in accordance with the Company's Certificate of Incorporation of this Agreement). Except as set forth on Schedule
                                                                        --------
2.05(d), no person has any right of first refusal or preemptive right in
-------
connection with the issuance of the Preferred Shares, conversion of Preferred Shares into any class of Common Stock, Common Stock issuable upon exercise of any stock options or the conversion of any Company indebtedness or with respect to any future offer, sale or issuance of securities by the Company or its shareholders, other than as set forth herein.

               (e) The Preferred Shares, when delivered, will be duly and validly issued and outstanding, fully paid and nonassessable, and free to the holders thereof of any liens, encumbrances and restrictions (other than under applicable securities laws or as set forth in any stockholders agreements to be entered into by and between the Company and Seacoast in connection with the consummation of the transactions contemplated by this Agreement). The

Company has reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Preferred Shares and, when so issued, the shares of Common Stock will be duly authorized, validly issued and outstanding, fully paid and nonassessable, and free to the holders thereof of any liens, encumbrances and restrictions (other than under applicable securities laws or as set forth in any stockholders agreement to be entered into between the Company and Seacoast in connection with the consummation of the transactions contemplated by this Agreement).

               (f) To the Company's knowledge, the offer and sale of all shares of capital stock or other securities of the Company issued prior to the Closing complied with or were exempt from all the registration provisions of federal and state securities laws.

     Section 2.06. Compliance with Law, etc. The Company and each Subsidiary are
     ------------  ------------------------
not, and the execution, delivery and performance by the Company of this Agreement and the other agreements contemplated hereby, the issuance and sale of the Preferred Shares, or the taking of any other action contemplated by this Agreement or any of such other agreements will not result in the violation of any term of the Company's Certificate of Incorporation or Bylaws, the charter or bylaws of any Subsidiary, or any material agreement, lease, license, mortgage, instrument, arrangement, judgement, decree, order, law, statute, rule or governmental regulation to which the Company or any Subsidiary is subject. The Company and each Subsidiary have all governmental licenses, authorizations, registrations and permits material to or necessary for the conduct of their businesses, as currently conducted and as proposed to be conducted, all of which licenses, registrations and permits are listed on Schedule 2.06 hereto. All such
                                                  -------------
licenses, registrations and permits are in full force and effect and there is no proceeding pending or, to the Company's knowledge, threatened (or any basis therefor) to revoke or limit any such license, registration or permit.

     Section 2.07. Financial Statements. The Company has delivered to the
     ------------  --------------------
Purchaser (a) its draft audited, consolidated balance sheet (the "Balance
                                                                  -------
Sheet") as at December 31, 1998 (the "Balance Sheet Date"), and the draft
-----                                 ------------------
audited, consolidated statement of income, retained earnings and cash flows of the Company for the year then ended and (b) the consolidated balance sheet of the Company and its Subsidiaries as at December 31, 1997 and the related statement of income, retained earnings and cash flows for the year then ended, audited by Ernst & Young LLP. Such financial statements and the notes thereto are complete and accurate in all material respects and fairly present the consolidated financial condition of the Company and its Subsidiaries at the dates thereof and the results of operations for the periods then ended, and were prepared in accordance with the books and records of the Company and its Subsidiaries in conformity with generally accepted accounting principles consistently applied during the periods covered thereby. There will be no material difference between the information contained in the draft audited financial statements for fiscal year 1998 and the audited financial statements for such fiscal year.

     Section 2.08. Material Adverse Changes. Except as set forth on Schedule
     ------------  ------------------------                         --------
2.08, since the Balance Sheet Date, the Company and each Subsidiary have
----
conducted their business only in the usual and ordinary course and there as been no (a) material adverse change in the condition (financial or otherwise), business, properties or prospects of the Company and its Subsidiaries, on a consolidated basis (b) material increase in the compensation or commission rate payable by the Company or any Subsidiaries to any officer, director, employee or agent or bonus or similar payment (or commitment therefor) to any officer, director, employee, agent or Affiliate (as hereinafter defined) thereof, (c) dividend, distribution, redemption, recapitalization or other transaction involving the Company's capital stock, except as otherwise expressly contemplated by this Agreement, (d) material capital expenditure or commitment therefor, or (e) material acquisition or disposition of assets or property or commitment therefor.

     Section 2.09. Assets.
     ------------  ------

              (a)  Personal Property. Except as set forth on Schedule 2.09(a),
                   -----------------                         ----------------
the Company and each Subsidiary owns, or has a valid leasehold or license interest in, all assets necessary for the conduct of its business as presently conducted and as proposed to be conducted, in each case free and clear of all liens, claims, security interests, charges and encumbrances. All of such assets are reflected on the Balance Sheet, except to the extent acquired after the Balance Sheet Date. All material operating assets of the Company and the Subsidiaries are in good operating condition and repair, normal wear and tear expected.

              (b) Real Property. The Company and each Subsidiary enjoys peaceful
                  -------------
and quiet possession of their leased premises as shown on Schedule 2.09(b) and
                                                          ----------------
have not received any notice asserting the existence of a default under any such lease or indicating that the lessor thereunder has taken action or threatened early termination of the lease.

     Section 2.10. Litigation. Except as set forth on Schedule 2.10, no
     ------------  ----------                         -------------
litigation, claims, actions, proceedings or investigations are pending or to the Company's knowledge, threatened against the Company or any Subsidiary.

     Section 2.11. Tax Matters. The Company and each Subsidiary has correctly
     ------------  -----------
and timely prepared and filed all tax returns required to have been filed by it with all appropriate federal, state and local governmental agencies and timely paid all taxes owed by it. The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes for all fiscal periods are adequate, and there are no unpaid assessments of the Company or any Subsidiary nor any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audit by any federal, state or local taxing authority. All taxes and other assessments and levies which the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party. The Company has furnished the Purchaser with true and correct copies of all of its tax returns, including any amendments, for all open years. There are no tax liens or claims pending or to the Company's knowledge, threatened against the Company, or any Subsidiary, or any of their respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company or any Subsidiary and any other corporation or entity (other than between the Company and its Subsidiaries). The tax basis of the assets of the Company by category, including the classification of such assets as being depreciable or amortizable, as reflected in its tax returns, is true and correct in all material respects. The Company does not have a current election pursuant to Section 1362 of the Internal Revenue Code of 1986, as
amended (the "Code") to be taxed as an S corporation. Neither the Company, any
              ----
Subsidiary nor the Founder has ever filed a consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

     Section 2.12. Material Contracts. Schedule 2.12 is a complete and accurate
     ------------  ------------------  -------------
list of all of the following kinds of contracts, agreements and arrangements (whether written or unwritten) of the Company or any Subsidiary:

              (a) contracts with any employee, officer, director or stockholder, or any known relative or Affiliate (which term is used in this Agreement as defined in the Rules promulgated under the Securities Act of 1933, as amended (the "Act")) thereof;
                 ---

              (b) licenses, leases, contracts and other arrangements with respect to any property of the Company or any Subsidiary having a value or resulting in (or required to generate) revenues to or expenses of the Company or its subsidiaries of $100,000 or more, including without limitation, all real estate leases, and licenses relating to the use of Intellectual Property (as defined in Section 2.21);

              (c) agreements, contracts or instruments relating to the borrowing of money, the capital lease or purchase on an installment basis of any asset or the guarantee of any of the foregoing involving more than $75,000;

              (d) contracts with respect to which the Company or any Subsidiary has any liability or obligation, contingent or otherwise, or which may otherwise have a continuing effect for one year or more after the date of this Agreement, including more than $75,000;

              (e) contracts which place any material limitation on the method of conducting or scope of the business of the Company or any Subsidiary; and

              (f) any other contract which would be required to be disclosed as an exhibit to a Registration Statement on Form S-1 under the Act filed by the Company.

     The Company has furnished to the Purchaser copies of all such contracts (including all amendments and modifications thereto), or written descriptions thereof, in the case of oral contracts, and each such contract (or written description) sets forth the entire (or material terms in the case of an unwritten agreement) agreement and understanding between the Company or a Subsidiary and the other parties thereto. Each such contract is valid, binding and in full force and effect, and there is no event which has occurred or exists, which constitutes or which, with notice, the happening of any event and/or the passage of time, would constitute a default or breach by the Company or a Subsidiary under any such contract or would cause the acceleration of any obligation of any party thereto or give rise to any right to any other party of termination or cancellation thereof. Neither the Company nor the Founder has any reason to believe that the parties to such contracts will not fulfill their obligations thereunder in all material respects.

     Section 2.13. Employees and Compensation. Schedule 2.13 sets forth a
     ------------  --------------------------  -------------
complete and accurate list of (a) all employment and consulting contracts, arrangements or plans with any employee of or consultant to the Company or any Subsidiary and (b) all employees of and consultants to the Company or any Subsidiary, with 1998 compensation in excess of $100,000, showing date of hire, hourly rate or salary or other basis of compensation and other benefits accrued as of a recent date, each increase and bonus granted since January 1, 1998, and job function of salaried employees. None of the employees of the Company or any Subsidiary is represented by a union, and there is no labor strike, dispute, slowdown, stoppage, organizational effort, dispute or proceeding by or with any employee or former employee of the Company or any Subsidiary or any labor union pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary.

     Section 2.14. Customers and Suppliers. Schedule 2.14 sets forth a list of
     ------------  -----------------------  -------------
all customers of the Company or any Subsidiary which accounted for at least $500,000 of gross sales by the Company or each Subsidiary during the fiscal year ended December 31, 1998. To the Company's knowledge, the Company's and each Subsidiary's relationships with such customers and with its material suppliers are good commercial working relationships. Except as set forth on Schedule 2.14,
                                                                  -------------
since December 31, 1997, no supplier representing more than $500,000 of annualized purchases by the Company or any Subsidiary (in the case of a supplier) has terminated or, to the Company's knowledge, threatened to terminate, its relationship with the Company or any Subsidiary, or has decreased materially or threatened to decrease or limit materially the services, supplies or materials supplied to or purchased from the Company or any Subsidiary.

     Section 2.15. Environmental Matters. Except as provided on Schedule 2.15,
     ------------  ---------------------                        -------------
(a) the ownership or use of the Company's and the Subsidiaries' premises and assets, the occupancy and operation thereof, and the conduct of the Company's and the Subsidiaries' business are in compliance in all material respects with all applicable federal, state and local laws, ordinances, regulations, standards and requirements relating to safety, health, pollution, environmental protection, hazardous substances and related matters and (b) there is no liability attaching to such premises or assets or the ownership, use or operation thereof as a result of any hazardous substance that may have been discharged on or released from such premises, or disposed of on-site or off-site, or any other circumstance occurring prior to the Closing or existing as of the Closing. For purposes of this Section, "hazardous substance" shall mean oil or any other substance which is included within the definition of a "hazardous substance," "pollutant," "toxic substance," "toxic waste," "hazardous waste," "contaminant" or other words of similar import in any federal, state or local environmental law, ordinance or regulation.

     Section 2.16. Insurance. Schedule 2.16 lists all insurance policies
     ------------  ---------  -------------
maintained by the Company or any Subsidiary, all of which are valid and in full force. All premiums due to date under such policies have been paid, and no default exists thereunder. To the Company's knowledge, the insurance listed on
Schedule 2.16 is in amounts adequate and appropriate for the business, and to
-------------
avoid the operation of any coinsurance provision. Neither the company nor any Subsidiary has received any notice of any proposed material increase in the premiums payable for coverage, or proposed reduction in the scope (or discontinuation entirely) of coverage, under any of such insurance policies.

    Section 2.17. Employee Benefit Plans.
    ------------  ----------------------

            (a)  Schedule 2.17 sets forth all employee benefit plans,
                 -------------
agreements, commitments, practices or arrangements of any type (including, but not limited to, plans described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained by the Company or any Subsidiary for the benefit of current or former employees or directors of the Company or any Subsidiary, or with respect to which the Company or any Subsidiary has a liability, whether direct or indirect, actual or contingent (including, but not limited to, liabilities arising from affiliation under
Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA) (collectively, the "Benefit Plans"). There are no material benefit plans,
                    -------------
agreements, commitments, practices or arrangements of any type providing benefits to employees or directors of the Company or any Subsidiary, other than the Benefit Plans.

            (b) With respect to each Benefit Plan, the Company has delivered to the Purchaser true and complete copies of: (i) any and all plan texts and agreements; (ii) any and all material communications to employees (including all summary plan descriptions and material modifications thereto); (iii) the two most recent annual reports, if applicable; (iv) the most recent annual and periodic accounting of plan assets, if applicable; and (v) the most recent determination letter received from the Internal Revenue Service (the
"Service"), if applicable.
 -------

            (c) With respect to each Benefit Plan: (i) if intended to qualify under Section 401(a) of the Code, such plan so qualifies, and its trust is exempt from taxation under Section 501(a) of the Code; (ii) such plan has been administered and enforced in accordance with its terms and all applicable laws in all material respects; (iii) no breach of fiduciary duty by the Company has occurred with respect to which the Company, any Subsidiary or any Benefit Plan may be liable or otherwise damaged in any material respect; (iv) no material disputes are pending or threatened; (v) no "prohibited transaction" (within the meaning of either Section 4975(c) of the Code or Section 406 of ERISA) has occurred with respect to which the Company or any Benefit Plan may be liable or otherwise damaged in any material respect; (vi) all contributions, premiums, and other payment obligations have been accrued on the financial statements of the Company in accordance with generally accepted accounting principles, and, to the extent due, have been made on a timely basis, in all material respects; (vii) all contributions made or required to be made under such plan meet the requirements for deductibility under the Code; (vii) the Company has expressly reserved in itself the right to amend, modify or terminate such plan, or any portion of it, without liability to itself; (ix) no such plan requires the Company to continue to employ any employee or director.

            (d) No Benefit Plan is, or has ever been, subject to Title IV of ERISA.

            (e) With respect to each Benefit Plan which provides welfare benefits of the type described in Section 3(1) of ERISA: no such plan provides medical or death benefits with respect to current or former employees or directors of the Company beyond their termination of employment, other than coverage mandated by Sections 601-608 of ERISA and 4980B(f) of the Code, (ii) each such plan has been administered in compliance with Sections 601-608 of ERISA and 4980B(f) of the Code; and (iii) no such plan has reserves, assets, surpluses or prepaid premiums.

     Section 2.18. Registration Rights. Except as set forth on Schedule 2.18,
     ------------  -------------------                         -------------
the Company is not a party to any agreement or commitment which obligates the Company to register under the Act any of its outstanding securities or any of its securities which may hereafter be issued.

     Section 2.19. Offering. Subject to the accuracy of the Purchaser's
     ------------  --------
representations in Section 3 of this Agreement, the offer, issuance and sale of the Preferred Shares constitutes, and will constitute, transactions exempt from the registration requirements of Section 5 of the Act and the Company has obtained all qualifications, permits, and other consents, if any, required by all applicable state securities laws.

     Section 2.20. Affiliate Transactions. Except as set forth on Schedule 2.20,
     ------------  ----------------------                         -------------
neither the Company nor any Subsidiary is a party to any material contract or arrangement, either directly or indirectly, with any of the officers, directors or stockholders of the Company or any Subsidiary, their known relatives or Affiliates.

     Section 2.21. Intellectual Property. Schedule 2.21 sets forth all patents,
     ------------  ---------------------  -------------
trademarks, service marks, trade names, copyrights, domain names, franchises and licenses, all royalties and license agreements, all applications therefor, and all other rights with respect to the foregoing owned or used by the Company or any Subsidiary ("Intellectual Property"). The intellectual property and rights
                 ---------------------
set forth on Schedule 2.21 include all of the foregoing necessary for the
             -------------
operation of the Company's and the Subsidiaries' business as now conducted and as proposed to be conducted. To the Company's knowledge, the Company's and each Subsidiary's ownership and use of the foregoing does not infringe or conflict with the rights of others; neither the Company nor any Subsidiary is or will be obligated to make any royalty, fee or other payments in connection with its ownership or use of any patent, trademark, trade name, copyright or other intangible asset in connection with the conduct of its business as now conducted and as proposed to be conducted, except as described on Schedule 2.21. Except as
                                                        -------------
set forth on Schedule 2.21, neither the Company nor any Subsidiary has been
             -------------
notified of any claim by any person or entity that the Company or any Subsidiary is violating any trademark, service mark, trade name, patent or copyright, or other intangible asset or right owned by any other person or entity or that it is using any name that is confusingly similar to that of any other person or entity, and, to the Company's knowledge, there is no basis for any such claim.

     Section 2.22.  Proprietary Information of Third Parties. Except as set
     ------------   ----------------------------------------
forth on Schedule 2.22, no third party has claimed or, to the Company's
         -------------
knowledge, has reason to claim that any person employed by or affiliated with the Company or any Subsidiary has (a) violated or, to the Company's knowledge, may be violating any of the terms or conditions of such person's employment, non-competition or non-disclosure agreement with such third party, (b) disclosed or, to the Company's knowledge, may be disclosing or utilized or, to the Company's knowledge, may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or, to the Company's knowledge, may be interfering in the employment relationship between such third party and any of its employees. To the Company's knowledge, no person or entity employed by or affiliated with the Company or any Subsidiary has employed or proposes to employ any trade secret or any information or documentation proprietary to any other person or entity in connection with the business of the Company or any Subsidiary.

     Section 2.23. Brokers. Except as set forth on Schedule 2.23, no finder,
     ------------  -------                                  -----
broker, agent, financial advisor or other intermediary has acted, directly or indirectly, on behalf of the Company or any Subsidiary in connection with the offering of the Preferred Shares or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby, or is entitled to any fee, payment, commission or other consideration with respect thereto.

     Section 2.24. Absence of Material Undisclosed Liabilities. Except for (a)
     ------------  -------------------------------------------
any and all liabilities, accounts payable and accrued expenses reflected on the Balance Sheet or amounts incurred in the ordinary course of business since the Balance Sheet Date, and (b) obligations of future performance under contracts set forth on a Schedule hereto and other contracts entered into in the ordinary course of business which are not required to be listed on a Schedule hereto, as of the Closing Date, the Company will have no material liabilities or obligations, whether absolute, accrued, contingent or otherwise and whether due or to become due.

     Section 2.25. Year 2000 Compliance. Except as otherwise disclosed on
     ------------  --------------------
Schedule 2.25, the Company, its Subsidiaries and its Management Systems and
-------------
Production and Distribution Systems are or will be Year 2000 Compliant on or before December 31, 1999. As used in this Section, the following terms have the following meanings:

     "Year 2000 Compliant" means, with respect to any person, that neither the year change from 1999 to 2000 (the arrival of the date January 1, 2000) nor leap year dates thereafter will (i) impair such person's ability to meet its obligations to third parties or (ii) result in errors or corruption in processing internally generated data or otherwise have a material adverse effect on the operations or functionality of such person or its Management Systems or Production and Distribution Systems, all of which will continue to operate as intended prior to, during and after January 1, 2000.

     "Management Systems" include, but are not limited to, all computer hardware (including integrated circuit/chip and firmware) and software applications that a person uses for managing and operating its business, including without limitation functions such as accounting and billing, inventory tracking and maintenance and vendor and supplier sourcing.

     "Production and Distribution Systems" include, but are not limited to, all computer hardware (including integrated circuit/chip and firmware) and software applications, and all automated or electronic equipment, controls and other systems used by a person in its production or distribution process, from the point or input or raw material to final products and merchandise offered for sale and distributed to customers.

     Section 2.26.  Required Consents.  Except for the consents specified on
     ------------   -----------------
Schedule 2.26, no consent, order, authorization, approval, declaration or
-------------
filing, including, without limitation, any consent, approval or authorization of or declaration or filing with any governmental authority or any party to a material contract, is required on the part of the Company or any Subsidiary (and no notices to or consents or other approvals from any of the lessors or any of such lessors' mortgagees under any of the real property leases are required) for or in connection with the execution, delivery or performance of this Agreement and each of the other agreements contemplated hereby or the conduct of the business by the Company or any Subsidiary after the Closing, or to prevent a material default. The Company has no reason to believe that all of the required consents and approvals not obtained as of the Closing will not be obtained within six (6) months of Closing without material cost to the Company. Subject to obtaining the consents specified on Schedule 2.26, the execution, delivery
                                       -------------
and performance of this Agreement and the other instruments and agreements contemplated hereby by the Company will not result in any material violation of, be in material conflict with or constitute a material default under, any law, statute, regulation, ordinance, contract, agreement, instrument, judgment, decree or order to which the Company is a party or by which the Company is bound.

                                  ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     Purchaser represents and warrants to the Company that:

     Section 3.01.  Investment Intent.  The Preferred Shares to be acquired by
     ------------   -----------------
it are being acquired solely for its own account, for investment purposes only and, with no present intention of distributing, selling, transferring or otherwise disposing of them, and the Purchaser has no present plans to enter into any such contract, undertaking, agreement or arrangement with respect thereto.

     Section 3.02.  Economic Risk; Sophistication.  The Purchaser is able to
     ------------   -----------------------------
bear the economic risk of an investment in the Preferred Shares to be acquired by it, can afford to sustain a total loss on such investment and have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risk of the proposed investment.

     Section 3.03.  Authority. The Purchaser is duly formed, validly existing
     ------------   ---------
and in good standing under the laws of its state of formation. The Purchaser has all requisite power and authority to enter into this Agreement and perform its obligations hereunder, and this Agreement constitutes the valid and binding obligation of the Purchaser enforceable against it in accordance with its terms.

     Section 3.04.  Brokers.  No finder, broker, agent, financial advisor or
     ------------   -------
other intermediary has acted on behalf of the Purchaser in connection with the negotiation or consummation of this Agreement or any of the transactions contemplated hereby, and no such person is entitled to any fee, payment, commission or other consideration with respect thereto as a result of any arrangement made by the Purchaser.

     Section 3.05.  Limited Liability.  The Purchaser understands that the
     ------------   -----------------
Preferred Shares to be acquired by it may not be sold, transferred or otherwise disposed of without registration under the Act and any state securities laws, or an exemption therefrom (supported by an opinion of counsel satisfactory to the Company), and that in the absence of an effective registration statement covering such securities or an available exemption from registration, such securities may be required to be held indefinitely. The Purchaser is aware that the Preferred Shares to be acquired by it may not be sold pursuant to Rule 144 promulgated under the Act, unless all of the conditions of that Rule are met and that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and that the Company has no obligation to make such information available. The Purchaser represents that, in the absence of an effective registration statement covering the Preferred Shares, it shall sell, transfer or otherwise dispose of such securities only in a manner consistent with the representations set forth herein, and the certificates for the Preferred Shares shall bear a legend to such effect.

     Section 3.06.  Accredited Investor.  Purchaser is an "accredited investor"
     ------------   -------------------
as defined in Regulation D under the Act, and, together with its financial advisors, if any, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks involved in purchasing the Preferred Shares.

     Section 3.07.  Purchaser Information.  All of the information furnished by
     ------------   ---------------------
Purchaser in response to the Company's questionnaire is true and complete.


                                  ARTICLE IV
                              CLOSING CONDITIONS

     Section 4.01.  Conditions to Closing.  Purchaser's obligation to purchase
     ------------   ---------------------
the Preferred Shares to be acquired by it at the Closing is subject to the satisfaction, as of the Closing Date, of the following conditions:

              (a)   Amendment.  The Certificate of Incorporation of the Company
                    ---------
shall have been amended to include the provisions set forth in Schedule 2.03
                                                               -------------
and, except as so amended, such Certificate of Incorporation shall not have been further amended or modified.

              (b)   Contracts Terminated.  The Company (and its Subsidiaries)
                    --------------------
and Seacoast shall simultaneously herewith terminate all of their pre-existing contractual arrangements (specifically excluding this Agreement and any other agreement executed in conjunction herewith or in conjunction with the transactions contemplated hereby) that were entered into in connection with Seacoast's purchase of the Note and the Warrant.

              (c)   Stockholders Agreement. The Company, the Purchaser, Boston
                    ----------------------
Ventures Limited Partnership V ("Boston Ventures"), Thybo New Ventures Limited,
                                 ---------------
("Thybo") and
  -----

Daniel Nissanoff shall have entered into the Stockholders Agreement substantially in the form of Exhibit 4.01(c) attached hereto.
                             ---------------

          (d)  Registration Rights Agreement. The Company, the Purchaser, Boston
               -----------------------------
Ventures and Thybo shall have entered into a registration rights agreement substantially in the form of Exhibit 4.01(d) attached hereto.
                             ---------------

          (e)  Representations and Warranties. The representations and
               ------------------------------
warranties contained in Article II shall be true and correct in all material respects on and as of the Closing Date as though made on and as of such date (except representations and warranties made as of a specified date, which shall be true as of such date) except that the representations and warranties contained in Section 2.05 will be true and complete in all respects.

          (f)  Certificate; Documents. The Purchaser shall have received a copy
               ----------------------
of each of the following, certified by the Secretary of the Company: (i) the Company's Certificate of Incorporation, as amended, with evidence of filing with the Secretary of State of the State of New York; (ii) a certificate of the Secretary of State of the State of New York as to the legal existence and good standing of the Company and listing all amendments to the Company's Certificate of Incorporation then on file in his office; (iii) the Company's Bylaws; (iv) the votes adopted by the stockholders and the resolutions adopted by the directors of the Company authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated hereby, the amendment to the Certificate of Incorporation and the issuance, sale and delivery of the Preferred Shares hereunder; and (v) evidence of the qualification of the Company as a foreign corporation in the States of Massachusetts and New Jersey. The Purchaser shall also have received such other certificates and documents as the Purchaser shall reasonably request.

          (g)  Legal Opinions. The Purchaser shall have received a legal opinion
               --------------
in form and substance satisfactory to the Purchaser from Gould & Wilkie, LLP, counsel for the Company, substantially in the form set forth in Exhibit 4.01(g) hereof.

          (h)  Stock Certificates. Purchaser shall have received one or more
               ------------------
duly executed certificates representing the Preferred Shares to be acquired by it.

          (i)  License Agreement. The Company and Information Handling Services,
               -----------------
Inc. shall have entered into a license agreement substantially in the form of
Exhibit 4.01(i).
---------------

          (j)  Employment Agreement. Daniel Nissanoff and the Company shall have
               --------------------
entered into an employment agreement substantially in the form of Exhibit
                                                                  -------
4.01(j).
-------

          (k)  Repurchase of Shares.  The Company shall have redeemed all of the
               --------------------
shares of Common Stock owned by Stacy Jargowsky Nissanoff.

          (l)  Payment of Interest, Fees and Expenses. The Company shall have
               --------------------------------------
paid all accrued interest and all accrued fees and expenses (including fees and expenses incurred in connection with the pay off of the Note) fees owing on and in connection with the Note to the Purchaser such that the only amount which remains owing on the Note at the Closing is principal.

                                   ARTICLE V
                                 MISCELLANEOUS

     Section 5.01.   Notices.  All notices, demands or other communications
     -------------   -------
hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, or by nationally recognized overnight courier services, or otherwise actually delivered:

                    (a)  if to the Company or to Daniel Nissanoff,


                         Dast Corporation
                         d.b.a. Microcom Technologies
                         16 East 52nd Street
                         New York, N.Y. 10022
                         Attention: President


                         with a copy to:


                         Gould & Wilkie, LLP
                         1 Chase Manhattan Plaza
                         New York, N.Y. 10005-1401
                         Attention: Michael R. Manley, Esq.


                    (b)  if to Purchaser to:


                         Seacoast Capital Partners Limited Partnership c/o Seacoast Capital Corporation
                         55 Ferncroft Road
                         Danvers, Massachusetts 01923
                         Attention: Eben S. Moulton
                         Fax: 508-750-1301


                         with a copy to:


                         Patton Boggs, LLP
                         2200 Ross Avenue, Suite 900
                         Dallas, Texas 75201
                         Attn: Larry A. Makel, Esq.
                         Fax: 214-871-2688
or at such other address as may have been furnished by such person in writing to the other parties. Any such notice, demand or other communication shall be deemed to have been given on the date actually delivered or as of the date deposited with the courier, as the case may be.

     Section 5.02.  Severability and Governing Law. If any provision of this
     ------------   ------------------------------
Agreement is rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other provision of this Agreement. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its conflicts of laws provisions.

     Section 5.03.  Amendments, Etc. This Agreement may be changed, waived or
     ------------   ---------------
terminated only with the written consent of the Founder, the Company and the Purchaser.

     Section 5.04.  Survival. All agreements, representations and warranties
     ------------   --------
contained herein and in any certificate, documentation or agreement delivered pursuant hereto shall survive the execution and delivery of this Agreement, any investigation at any time made, and the sale and purchase of the Preferred Shares until two (2) years from the Closing or if earlier, until the Closing of the initial public offering of the Company's securities.

     Section 5.05.  Expenses. The Company agrees to pay (a) the reasonable costs
     ------------   --------
and expenses of Purchaser in connection with the due diligence, investigation, preparation, execution and delivery of this Agreement and the other Agreements, instruments and documents relating thereto, including the reasonable fees and expenses of counsel, (b) the reasonable fees and expenses of counsel to Purchaser incurred with respect to any amendments or waivers required by the Company (whether or not they become effective) under or with respect to the Certificate of Incorporation, Bylaws, this Agreement or any agreement or instrument contemplated hereby, and (c) in the event of a proven material breach or default of the Company's obligations to Purchaser under the Certificate of Incorporation, the Bylaws, this Agreement or any agreement or instrument contemplated hereby, the fees and expenses of Purchaser incurred in connection with the enforcement of the rights granted under any of the foregoing.

     Section 5.06.  Successors and Assigns. This Agreement, and all provisions
     ------------   ----------------------
hereof, shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, provided that, the Purchaser may not assign its right to purchase Preferred Shares without the consent of the Company in its sole discretion.

     Section 5.07.  Entire Agreement. This Agreement, the attached exhibits and
     ------------   ----------------
schedules and the other agreements, documents and instruments contemplated hereby contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein.

     Section 5.08.  Counterparts. The Agreement may be executed in one or more
     ------------   ------------
counterparts by facsimile signature, and with the counterpart signatures pages, each of which shall be an original, and all of which together shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as sealed instrument as of the date first above written.


                                   DAST CORPORATION
                                   d.b.a Microcom Technologies


                                   By: /s/ Daniel Nissanoff      President
                                      ------------------------------------
                                                                   (Title)


                                   SEACOAST CAPITAL PARTNERS
                                   LIMITED PARTNERSHIP


                                   By:  Seacoast Capital Corporation
                                        its general partner


                                        By:    /s/ John P. Buckels
                                               ---------------------------
                                        Name:   JOHN P. BUCKELS
                                               ---------------------------
                                        Title:  PRINCIPAL
                                               ---------------------------



                                        /s/ Daniel Nissanoff
                                   ---------------------------------------
                                            Daniel Nissanoff